[LOGO]	MONY LIFE INSURANCE COMPANY
1290 Avenue of the Americas
New York NY 10104

Dodie Kent

Vice President and

Associate General Counsel

212-314-3970

Fax: 212-707-1791

March 7, 2013

Via EDGAR

Securities and Exchange Commission

100 F Street, N.E.

Washington, D.C. 20549

Re:	MONY Variable Account L (the “Registrant”) Registration Nos. 333-104156 and 811-06215; 333-72590 and 811-06215; 333-72594 and 811-06215; 333-71417 and 811-06215; 333-71617 and 811-06215; 333-01581 and 811-06215; and 033-37719 and 811-06215 (MONY Variable Universal Life - 2003; MONY Variable Universal Life - 2002; MONY Survivorship Variable Universal Life; MONY Custom Equity Master; MONY Custom Estate Master; The MONYEquity Master; and The Strategist; respectively.)

Commissioners:

MONY Life Insurance Company (“MONY”), on behalf of the Registrant, has sent to contract owners semi-annual reports for the period ended December 31, 2012 for the following mutual funds in which the Registrant invests:

•	AIM VARIABLE INSURANCE FUNDS - Underlying Funds:

•	Invesco V.I. Diversified Dividend

•	Invesco V.I. Global Health Care

•	Invesco V.I. Technology

•	Invesco V.I. Global Core Equity

•	AXA PREMIER VIP TRUST - Underlying Funds:

•	AXA Aggressive Allocation

•	AXA Conservative Allocation

•	AXA Conservative-Plus Allocation

•	AXA Moderate Allocation

•	AXA Moderate-Plus Allocation

•	Multimanager Multi-Sector Bond

•	Multimanager Small Cap Growth

•	DREYFUS STOCK INDEX FUND, INC.

•	Dreyfus Stock Index Fund, Inc.

•	EQ ADVISORS TRUST - Underlying Funds:

•	All Asset Growth - Alt 20

•	EQ/AllianceBernstein Small Cap Growth

•	EQ/BlackRock Basic Value Equity

•	EQ/Boston Advisors Equity Income

•	EQ/Calvert Socially Responsible

•	EQ/Capital Guardian Research

•	EQ/Core Bond Index

•	EQ/GAMCO Small Company Value

•	EQ/Global Multi-Sector Equity

•	EQ/Intermediate Government Bond

•	EQ/Large Cap Value Index

•	EQ/Large Cap Value PLUS

•	EQ/MFS International Growth

•	EQ/Mid Cap Index

•	EQ/Mid Cap Value PLUS

•	EQ/Money Market

•	EQ/Montag & Caldwell Growth

•	EQ/Morgan Stanley Mid Cap Growth

•	EQ/PIMCO Ultra Short Bond

•	EQ/Quality Bond PLUS

•	EQ/Small Company Index

•	EQ/T. Rowe Price Growth Stock

•	EQ/UBS Growth and Income

•	FIDELITY VARIABLE INSURANCE PRODUCTS FUNDS - Underlying Funds:

•	Contrafund®

•	FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS - Underlying Funds:

•	Franklin Income Securities

•	Franklin Rising Dividends Securities

•	JANUS ASPEN SERIES - Underlying Funds:

•	Balanced Portfolio

•	Enterprise Portfolio

•	Forty Portfolio

•	Overseas Portfolio

•	Worldwide Portfolio

•	MFS VARIABLE INSURANCE TRUST - Underlying Funds:

•	MFS Utilities Series

•	OPPENHEIMER VARIABLE ACCOUNT FUNDS - Underlying Funds:

•	Oppenheimer Global Securities Fund/VA

•	PIMCO VARIABLE INSURANCE TRUST - Underlying Funds:

•	Global Bond Portfolio (Unhedged)

Some of the funds listed above may not be available under every contract offered by the Registrant.

MONY understands that the Funds have filed or will file their reports with the Commission under separate cover.

Please direct any question or comment to the undersigned.

Very truly yours,

/S/ Dodie Kent
Dodie Kent